                                   CPR SELECT

                        THE CORPORATE PLAN FOR RETIREMENT
                                  SELECT PLAN


                               Adoption Agreement



                                 IMPORTANT NOTE


This document is not an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

                               ADOPTION AGREEMENT
                                   ARTICLE 1

1.01 PLAN INFORMATION

     (a)  Name of Plan:

          This is the  Resource Bancshares Mortgage Group, Inc.
                      -----------------------------------------------
          Nonqualified Deferred Compensation            Plan (the "Plan").
          ---------------------------------------------

     (b)  Name of Plan Administrator, if not the Employer:

          ---------------------------------------------------------------------

          Address:
                  -------------------------------------------------------------

          Phone Number:
                       --------------------------------------------------------

          The Plan Administrator is the agent for service of legal process for the Plan.

     (c)  Three Digit Plan Number:    006
                                  -------------

     (d)  Plan Year End (month/day):   12/31
                                    -----------

     (e)  Plan Status (check one):

          (1)  [X]  Effective Date of new Plan:  4/1/99
                                               ----------

          (2)  [ ]  Amendment Effective Date:
                                             --------------.

                    The original effective date of the Plan:
                                                            ------------

1.02  EMPLOYER

      (a)  The Employer is:    Resource Bancshares Mortgage Group, Inc.
                               ----------------------------------------

           Address:            Att: Human Resources   7909 Parklane Rd.
                               ----------------------------------------

                               Columbia, SC 29223
                               ----------------------------------------

           Contact's Name:     Tom McCants
                               ----------------------------------------

           Telephone Number:   (803) 741-3784
                               ----------------------------------------

           (1)  Employer's Tax Identification Number: 57-0962375

           (2)  Business form of Employer (check one):

                (A) [X] Corporation

                (B) [ ] Sole proprietor or partnership

                (C) [ ] Subchapter S Corporation

           (3)  Employer's fiscal year end:  12/31
                                            ---------------------------

      (b) The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(21)):

                  Meritage Mortgage Corporation (wholly-owned
                  subsidiary of RBMC, Inc.)
                  -------------------------------------------------------------

                  Resource Bancshares Corporation (wholly-owned subsidiary of RBMG, Inc.)
                  -------------------------------------------------------------

                  Laureate Realty Services, Inc. (wholly-owned subsidiary of Resource Bancshares Corporation)
                  -------------------------------------------------------------

                  Resource Bancshares Mortgage Groups Asset Management
                  Company, Inc. (wholly-owned subsidiary of RBMG, Inc.)
                  -------------------------------------------------------------

                  Resource Banschares Mortgage Group Funding Co., Inc. (wholly-owned subsidiary of RBMG Asset Management Co., Inc.)
                  -------------------------------------------------------------

1.03  COVERAGE

      (a) Only those Employees listed in Attachment A will be eligible to participate in the Plan. See Attachment A for designation of Tier 1 and Tier 2 participants.

      (b)   The Entry Date(s) shall be (check one):

            (1) [x] the first day of each Plan Year. (4/1/99 the first year and 1/1 each year after)

            (2) [ ] the first day of each Plan Year and the date six months later.

            (3) [ ] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

            (4)   [ ] the first day of each month.

1.04  COMPENSATION

      For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es))

      (a)   [ ]   Overtime Pay.

      (b)   [ ]   Bonuses.

      (c)   [ ]   Commissions.

      (d)   [x]   The value of a qualified or a non-qualified stock option
                  granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

      (e)   [ ]   No exclusions.

1.05  CONTRIBUTIONS

      (a) Deferral Contributions The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan
            Year) in question, not to exceed SEE BELOW % of Compensation for that Plan Year.

            - Tier 1 deferral contributions shall not exceed 25% of compensation for that plan year.

            - Tier 2 deferral contributions shall not exceed 15% of compensation for that plan year.

(b)  [ ] Matching Contributions (None)

     (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

          (A) [ ]  50%

          (B) [ ]  100%

          (C) [ ]  ___%

          (D) [ ]  (Tiered Match) ____% of the first ____% of the
                   Participant's Compensation contributed to the Plan,

                   _______% of the next _______% of the Participant's Compensation contributed to the Plan,

                   _______% of the next _______% of the Participant's Compensation contributed to the Plan.

          (E) [ ] The percentage declared for the year, if any, by a Board of Directors' resolution.

          (F) [ ]  Other: ___________________________________________________

                          ___________________________________________________

                          ___________________________________________________

                          ___________________________________________________

(2)       [ ]  Matching Contribution Limits (check the appropriate box(es)):

          (A) [ ] Deferral Contributions in excess of _______% of the Participant's Compensation for the period in question shall not be considered for Matching Contributions.

             Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

          (B) [ ] Matching Contributions for each Participant for each Plan Year shall be limited to $ ________.

      (a)   Eligibility Requirement(s) for Matching Contributions

            A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options
            (B) and (C) may not be elected together):

            (A)   [ ] Is employed by the Employer on the last day of the Plan
                  Year.

            (B)   [ ] Earns at least 500 Hours of Service during the Plan Year.

            (C)   [ ] Earns at least 1,000 Hours of Service during the Plan
                  Year.

            (D)   [ ] No requirements.

            Note: If option (A), (B) or (C) above is selected then Matching Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

1.06  DISTRIBUTION DATES

      A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):

      (a)   [ ]   Attainment of Normal Retirement Age. Normal Retirement Age
                  under the Plan is (check one):

                  (1)   [ ]   age 65.

                  (2)   [ ]   age ___ (specify from 55 through 64).

                  (3)   [ ]   later of the age ___ (can not exceed 65) or the
                              fifth anniversary of the Participant's
                              Commencement Date.

      (b)   [ ]   Attainment of Early Retirement Age. Early Retirement Age is
                  the first day of the month after the Participant attains age
                  ___ (specify 55 or greater) and completes ___ Years of Service for Vesting.

(c)  [X] Termination of employment with the Employer.

1.07 VESTING SCHEDULE

     (a) The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.

          (1) [xx]  N/A - No Matching Contributions

          (2) [  ]  100% Vesting immediately

          (3) [  ]  3 year cliff (see C below)

          (4) [  ]  5 year cliff (see D below)

          (5) [  ]  6 year graduated (see E below)

          (6) [  ]  7 year graduated (see F below)

          (7) [  ]  G below

          (8) [  ]  Other (Attachment "B")


          Years of
        Service for
          Vesting         C        D        E        F         G
        ------------    ------  -------  -------   -------  -------
         0                   0%       0%       0%        0%    ____
         1                   0%       0%       0%        0%    ____
         2                   0%       0%      20%        0%    ____
         3                 100%       0%      40%       20%    ____
         4                 100%       0%      60%       40%    ____
         5                 100%     100%      80%       60%    ____
         6                 100%     100%     100%       80%    ____
         7                 100%     100%     100%      100%    100%



(b)  [ ] Years of Service for Vesting shall include (check one):

          (1) [ ] for new plans, service prior to the Effective Date as defined in Section 1.01(e)(1).

          (2) [ ] for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(e)(2).

(c) [ ] A Participant will forfeit his Matching Contributions upon the occurrence of the following event(s): _____________________________

                                               _____________________________

                                               _____________________________

(d) A Participant will be 100% vested in his Matching Contributions upon (check the appropriate box(es), if any):

     (1)  [  ]  Normal Retirement Age (as defined in Section 1.06(a)).

     (2)  [  ]  Early Retirement Age (as defined in Section 1.06(b)).

     (3)  [  ]  Death

1.08 PREDECESSOR EMPLOYER SERVICE

     [ ] Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):

     (a)  _____________________________________________________________

     (b)  _____________________________________________________________

     (c)  _____________________________________________________________

     (d)  _____________________________________________________________

1.09 HARDSHIP WITHDRAWALS

     Participant withdrawals for hardship prior to termination of employment (check one):

     (a)  [  ]  will be allowed in accordance with Section 7.07, subject to a
                $__________ minimum amount. (Must be at least $1,000)

     (b)  [XX]  will not be allowed.

1.10 DISTRIBUTIONS

     Subject to Articles 7 and 8, distributions under the Plan will be paid
           (check the appropriate box(es)):

     (a)  [XX]  as a lump sum.

     (b)  [  ]  under a systematic withdrawal plan (installments) not to exceed
                10 years.

1.11  INVESTMENT DECISIONS

      (a)  Investment Directions

           Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

           (1) [ ] by the Employer among the options listed in (b) below.

           (2) [X] by each Participant among the options listed in (b) below.

           (3) [ ] by each Participant with respect to Deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.


      (b)  Plan Investment Options

           Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.


                           Fund Name                           Fund Number
                           ---------                           -----------

           (1) Fidelity U.S. Bond Index Fund                       651
               -----------------------------------------       -----------

           (2) Fidelity Real Estate Investment Portfolio           303
               -----------------------------------------       -----------

           (3) Fidelity Dividend Growth Fund                       330
               -----------------------------------------       -----------

           (4) Fidelity Intermediate Bond Fund                     032
               -----------------------------------------       -----------

           (5) Fidelity Fund                                       003
               -----------------------------------------       -----------

           (6) Fidelity Value Fund                                 039
               -----------------------------------------       -----------

           (7) Fidelity Diversified International Fund             325
               -----------------------------------------       -----------

           (8) Fidelity Money Market Trust:                        630
               -----------------------------------------       -----------
                     Retirement Money Market Portfolio

           (9)
               -----------------------------------------       -----------

           (10)
               -----------------------------------------       -----------

           Note: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.

          Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12 RELIANCE ON PLAN

     An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

     This Adoption Agreement may be used only in conjunction with the CORPORATE plan for Retirement Select Basic Plan Document.

                                 EXECUTION PAGE
                               (Fidelity's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 4th day of February, 1999.

                    Employer    Resource Bancshares Mortgage Group, Inc.
                            ---------------------------------------------------

                    By
                       --------------------------------------------------------

                    Title    Chairman
                         ------------------------------------------------------


                    Employer    Resource Bancshares Mortgage Group, Inc.
                            ---------------------------------------------------

                    By
                       --------------------------------------------------------

                    Title    Vice Chairman, Managing
                         ------------------------------------------------------

                                 EXECUTION PAGE
                               (Employer's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 4th day of February, 1999.

                       Employer     Resource Bancshares Mortgage Group, Inc.
                                    ________________________________________

                       By
                                    ________________________________________

                       Title        Chairman
                                    ________________________________________


                       Employer     Resource Bancshares Mortgage Group, Inc.
                                    ________________________________________

                       By           ________________________________________

                       Title        Vice Chairman, Managing Director
                                    ________________________________________

                                  ATTACHMENT A

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

     - Tier 1 - Employees at the level of Senior Vice President or above.

     - Tier 2 - Employees whose annual compensation is equal to or exceeds
                $80,000 in the prior plan year (as indexed to determine HCE's for qualified 401(k) Plans).


                              Employer Resource Bancshares Mortgage Group, Inc.
                                       _______________________________________

                              By       /s/
                                       _______________________________________

                              Title    Chairman
                                       _______________________________________

                              Date     2/4/99
                                       _______________________________________

Note: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.

                        THE CORPORATEPLAN FOR RETIREMENT
                         SELECT PLAN SERVICE AGREEMENT

                                  SELECT PLAN


This Agreement is between Fidelity Management Trust Company ("Fidelity") and Resource Bancshares Mortgage Group, Inc. (the "Employer"), who maintains the plan designated below.

Plan Name:                     Resource Bancshares Mortgage Group, Inc.
                               ----------------------------------------------
                               Nonqualified Deferred Compensation Plan
                               ----------------------------------------------
Implementation Date:            4/1/99
                               ----------------------------------------------
Number of Eligible Employees:    78
                               ----------------------------------------------

ARTICLE 1. IMPLEMENTATION SERVICE FEES

     Set Up Fee:                                                     $2,500.00*

     Includes:

     - Model plan document and trust agreement for review by Employer's legal counsel.

     -    Camera-ready copy of all relevant Administrative Forms

     -    Employee Communication Materials

     -    Fidelity Retirement Services Workbench Software and Reference Manual.

     - Implementation Conference Call or meeting, if necessary. Issues covered include data transmission, contribution processing cycles, plan administrative needs, plan profile, project timetables, and resource coordination.

     - Preparation of Participant and plan records for the Fidelity Participant Recordkeeping System (FPRS).

     -    Reconciliation of all contribution data.


*To be completed and initialed by a Fidelity representative.

               ARTICLE II.  ADMINISTRATIVE AND TRUSTEE SERVICE FEES

(1) Annual Fee                                                         $3,000.00

          Includes:
               *  Contribution processing on a monthly cycle
               *  Daily valuation
               *  Investment exchanges of existing Participant account balances
               *  Investment direction of future contributions
               *  Monthly Trial Balance Report
               * Monthly distributions to Employer for Participant benefit payments
               *  Quarterly Administrative Report**
               *  Quarterly Statements mailed directly to Participants' homes**
               *  Annual Plan-Year End Summary Reporting Package (cash basis).
               *  Custody of plan assets held in trust at Fidelity.

                    * To be completed and initialed by a Fidelity representative

                    ** The Quarterly Administrative Report and Quarterly
                       Statements will be generated based on a (select one):

                       [XX]  January 31, April 30, July 31 or October 31 cycle

                       [  ]  February 28, May 31, August 31 or November 30 cycle

(2) [  ]  (Optional) Additional Annual Fee for each Fidelity Fund offered for
          the Plan in excess of ten.                                        $500

          Indicate the number of funds offered under the Plan in excess of ten.

                       ARTICLE III.  BILLING INFORMATION

     Fidelity's quarterly invoice for services rendered will be sent to the following address:

     Contact Name/Telephone Number:

       Tom McCants    (803) 741-3784
     ---------------------------------------------------------------------------
     Title:
       Manager, Compensation and Benefits
     ---------------------------------------------------------------------------

     Address:
       7909 Parklane Road
     ---------------------------------------------------------------------------
                                   (Street)
       Columbia                       SC                    29223
     ---------------------------------------------------------------------------
        (City)                      (State)               (Zip Code)

ARTICLE IV. CONTACTS

Internal Payroll Contact:  Christine Brewer
                         ------------------------------------------------------

Contact Name/Telephone Number:
  (803) 741-3722
------------------------------------------------------------------------------

Title:
  HRIS Manager
------------------------------------------------------------------------------

Address:
  7905 Parklane Road
------------------------------------------------------------------------------
                                    (street)

  Columbia                          SC                            29223
------------------------------------------------------------------------------
   (City)                           (State)                     (Zip Code)




Payroll Frequency/Dates:    Semi-Monthly
                         -----------------------------------------------------

Article V. Terms of Agreement

The Implementation, Administrative and Trustee Services on the preceding pages are contingent upon the following terms:

1. Required Documentation: This Service Agreement may only be used in conjunction with the CORPORATEplan for Retirement Select Plan ("CPR Select") and Model Trust Agreement ("Trust Agreement") provided by Fidelity. Fidelity's provision of Administrative and trustee services under this Service Agreement shall be conditioned on the Employer delivering to the Trustee a copy of the executed CPR Select Adoption Agreement and any amendments as soon as administratively feasible following the Plan's or the amendment's adoption.

2. Data Submission: The Employer or Plan Administrator will provide Fidelity on a timely basis with accurate and complete data via the Fidelity Retirement Services Workbench Software. As of the Implementation Date, the Employer or Plan Administrator must send Fidelity the following required data for each new or existing Participant: name, address, employment dates, employment status, and initial investment elections. After the Implementation Date, the Employer or Plan Administrator may only send Fidelity the aforementioned information for a new Participant or changes to the name, address, employment dates, or employment status for an existing Participant. The inclusion of an Employee in the information submitted to Fidelity shall constitute notice to Fidelity that such Employee is included in the Plan in Attachment A of the CPR Select Adoption Agreement. Investment election changes may only be made as provided in this Article V, Section Four. Fidelity will not be responsible for any losses and/or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

3. Services: Fidelity will have the responsibility to perform only the services set forth in Articles I and II of this Agreement, effective as of the Implementation Date. All other regulatory and administrative functions, including distributions to plan participants and federal, state, local income or Social Security tax reporting or withholding shall be the responsibility of the Employer and the Plan Administrator.

4. Participant Investment Direction: If the Employer has selected participant direction for the treatment of the investment and reinvestment of contributions in the CPR Select Adoption Agreement, the Trustee is directed to invest and reinvest such funds in a manner which corresponds directly to elections made by Participants. Each participant in the Plan shall submit his/her initial investment elections to the Employer or Plan Administrator. These elections will then be submitted to Fidelity by the Employer or Plan Administrator in accordance with the terms set forth in Section One. Thereafter, all subsequent investment elections for existing Participants may only be directed in accordance with this Section Four. Fidelity will not be responsible for any losses and/or expenses that arise for clients who provide changes for existing Participant investment elections via the Fidelity Retirement Services Workbench Application.

    After his/her initial investment election, each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and investment of future contributions among available investment options through the use of Fidelity's telephone exchange system. The Employer hereby directs Fidelity to act upon such telephonic instructions without questioning the authenticity of such direction.

    This service allows Participants to telephone Fidelity between the hours of 8:30 AM and 8:00 PM Eastern Time on any business day. The number of exchanges from a Participant's existing account balance will be governed by the mutual fund prospectus. Fidelity reserves the right to modify or withdraw the exchange privilege in the future. All telephone conversations will be recorded for the protection of Fidelity and the Participant. Fidelity will not be responsible for determining the authenticity of the Participant and his/her telephone instructions. A confirmation of the exchange of existing account balances and/or a change in investment of future contributions.

will be mailed to the Participant within seven business days of the call. If the telephone call is received prior to 4:00 PM Eastern Time, the requested exchange will be effective with that day's closing prices. If the telephone call is received after 4:00 PM Eastern Time, the exchange will be effective with the next business day's closing prices.

A Participant will be required to provide the Fidelity telephone exchange system representative with his/her Employer's plan number and his/her Social Security number. For security purposes, upon proper notice to Fidelity, the Employer shall have the right to require a Participant to respond to additional questions (i.e., date of birth, date of hire, personal identification number, etc.) before being able to access his/her accounts. Only authorized Plan contact(s) and the Participant shall have access to a Participant's account. A third party may not have access to the Participant's account or make exchanges of existing account balance and/or changes in the investment of future contributions. Upon proper documentation and notice to the Employer, an individual who becomes an active Beneficiary in accordance with Section 2.01(a)(5) of the Basic Plan Document due to the death of the Participant shall have the right to access the deceased Participant's account. Fidelity reserves the right to establish a separate account for the Beneficiary based upon his/her entitlement to the deceased Participant's account.

A Participant may not change his/her address through the telephone exchange system. All such changes must be submitted to the Employer in writing. The Employer shall then send such changes to Fidelity in the required format.

5. Employer Investment Direction: If Employer investment direction is chosen by the Employer, then all Participant accounts must be invested in Fidelity Fund(s) elected in the CPR Select Adoption Agreement. A Participant will not be allowed to make any telephone exchanges of his/her account balance. The Employer may replace any existing Fidelity Fund(s) for another by providing Fidelity with proper written direction at least thirty days prior to the effective date of the change. Fidelity will charge the Employer a reasonable additional fee to facilitate the replacement of the fund(s).

6. Contributions: The Employer will be responsible for determining Employee eligibility and for computing Employee and/or Employer contributions for eligible Participants. The Employer must consolidate the contribution information for multiple payrolls and/or multiple payroll sites onto one diskette before sending it to Fidelity. The Employer will remit contributions by wire transfer to Fidelity after receiving notification and approval from Fidelity to wire the funds. Employee contributions shall be sent on a monthly cycle. Employer matching contributions may be sent on a less frequent cycle. The trade date of the transaction will be the day the funds are received by Fidelity. Unsolicited or unidentified wire transfers or contributions will not be invested until they can be properly identified and reconciled by Fidelity.

7. Distributions: Fidelity shall disburse monies to the Employer for Participant benefit payments in the amounts the Employer directs. Distributions for benefit payments will be processed once a month based upon a mutually acceptable date determined immediately after the implementation period by Fidelity and the Plan Administrator, except that distributions each December will only be processed during the first two weeks of the month. Distributions will only be processed if there is complete, accurate and properly authorized data received by Fidelity in the required media. All distribution requests received after the monthly cutoff date will be processed the following month. The monthly withdrawal date may be changed once each Plan Year based upon the written consent of Fidelity and the Employer. Fidelity shall not be responsible for any federal, state, local income or Social Security tax reporting or withholding with respect to such distributions.

8. FEES: As consideration for its services under this Agreement, Fidelity shall be entitled to the fees computed in accordance with Articles I and II of this Agreement. A reasonable additional fee will be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or payroll vendor. Additional services and special reports or statements may be provided if Fidelity and Employer enter into a separate written agreement identifying such services and the associated fees. Fidelity shall be entitled to reasonable compensation for its costs and expenses incurred in the event of termination of this Agreement. However, Fidelity reserves the right to charge a termination fee equal to a full year of fees identified under Articles I and II in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

     The implementation service fee in Article I will be billed during the implementation process. The administrative and trustee fees in Article II will become effective as of the later of the Plan's Effective Date in
     Section 1.01(g) of the Adoption Agreement or the Implementation Date. These fees shall be billed in arrears to the Employer quarterly.

     If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's quarterly invoice, or the fees are to be paid by the Participants, then the fees shall be paid from the Trust fund. Unless allocable to the accounts of particular Participants, such fees shall be charged against the respective accounts of all Participants in such reasonable manner as the Trustee may determine.

9. DURATION AND AMENDMENT: This Agreement shall remain in effect for the remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement unless the receiving party agrees to a shorter notice period. This Agreement may be amended or modified at any time and from time to time by an instrument executed by the parties. Notwithstanding the foregoing, Fidelity reserves the right to (1) terminate this Agreement if the Employer's (qualified) Profit Sharing/401(k) Service Agreement is terminated and (2) amend unilaterally the fee schedule upon sixty days prior written notice to the Employer.

10. BENEFICIARY DESIGNATION FORMS: The Employer or Plan Administrator will be responsible for physical custody of all Participant beneficiary designation forms.

11. SERVICE PROVIDERS: Fidelity Management Trust Company is the Trustee of the Employer's Plan under CPR Select. Fidelity may use its affiliates in providing the services described in this Agreement.

SPECIMEN SIGNATURES

At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding the CORPORATEplan for Retirement Select Plan Account. Only the following person(s) designed below is/are authorized to advise Fidelity on all plan administrative matters:

NAME & TITLE                       SPECIMEN SIGNATURE

Todd H. Stills
-------------------------------    ----------------------------------
Assistant Vice President
-------------------------------

Thomas R. McCants, Jr.
-------------------------------    ----------------------------------
Vice President
-------------------------------

Thomas J. Little, Jr.
-------------------------------    ----------------------------------
Senior Vice President
-------------------------------


-------------------------------    ----------------------------------

-------------------------------


PROCEDURE FOR CHANGING SPECIMEN SIGNATURES:

The specimen signatures can be changed by the Employer at any time. To add to a new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the Account Manager, with an original specimen signature of the new authorized signer. To delete or replace a signer, the employer should identify the name(s) of the individual(s) who are no longer authorized signer(s). The Employer must provide any change at least ten business days prior to the date the change will become effective.

EXECUTION PAGE

(FIDELITY'S COPY)

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01 of the Adoption Agreement or the Implementation Date.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.


Employer:                               Employer:


EDWARD J. SEBASTIAN                     DAVID W. JOHNSON
-----------------------------           --------------------------------
(Print Name)                            (Print Name)

EDWARD J. SEBASTIAN                     DAVID W. JOHNSON
-----------------------------           --------------------------------
(Signature)                             (Signature)

Chairman                                Vice Chairman, Managing Director
-----------------------------           --------------------------------
(Title)                                 (Title)

  2/4/99                                  2/4/99
-----------------------------           --------------------------------
(Date)                                  (Date)


Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:

GARY L. YERKE
-----------------------------
(Print Name)

GARY L. YERKE
-----------------------------
(Signature)

Senior Legal Counsel
-----------------------------
(Title)

  3/23/99
-----------------------------
(Date)

Execution Page

(Client's Copy)


This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01 of the Adoption Agreement or the Implementation Date.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.


EMPLOYER:                                     EMPLOYER:



Edward J. Sebastian                           David W. Johnson
---------------------------------             ---------------------------------


/s/ Edward J. Sebastian                       /s/ David W. Johnson
---------------------------------             ---------------------------------
(Signature)                                   (Signature)


Chairman                                      Vice Chairman, Managing Director
---------------------------------             ---------------------------------
(Title)                                       (Title)


2/4/99                                        2/4/99
---------------------------------             ---------------------------------
(Date)                                        (Date)


Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

FIDELITY MANAGEMENT TRUST COMPANY:


Gary L. Yerke
---------------------------------
(Print Name)


/s/ Gary L. Yerke
---------------------------------
(Signature)


Senior Legal Counsel
---------------------------------
(Title)


3/23/99
---------------------------------
(Date)

NOTE: This page should be signed by both the Employer and Fidelity. The Employer should forward this page to Fidelity after signing it. Fidelity will return it to the Employer after it is executed by an authorized Fidelity representative.



                                       9